                                                                 EXHIBIT 10.11.1




                AMENDMENT NO. 1 TO SALE AND SERVICING AGREEMENT

          AMENDMENT NO. 1 (this "Amendment"), dated as of September 29, 1998, to
                                 ---------
the SALE AND SERVICING AGREEMENT, dated as of October 8, 1997 (together with the Schedules and Exhibits thereto, and together with Annex A ("Annex A"),
                                                                     -------
the schedule of defined terms, thereto, the "Sale and Servicing Agreement"),
                                             ----------------------------
between CP FUNDING CORP., a Nevada corporation, as borrower (the "Borrower"),
                                                                  --------
AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation ("AFS"), as seller
                                                               ---
and as servicer (in such capacities, the "Seller" and the "Servicer",
                                          ------           --------
respectively), and THE CHASE MANHATTAN BANK, a New York banking corporation

("Chase"), as backup servicer and as funding agent (in such capacities, the
-------
"Backup Servicer" and the "Funding Agent", respectively).
----------------           -------------


                             W I T N E S S E T H :
                             --------------------

          WHEREAS, the Borrower, AFS, as Seller and as Servicer, and Chase, as Backup Servicer and as Funding Agent, have entered into the Sale and Servicing Agreement in connection with certain purchases, from time to time, by the Borrower from AFS of motor vehicle retail installment sales contracts and a funding facility (the "Funding Facility") for such purchases by the Borrower
                       ----------------
with Park Avenue Receivables Corporation ("PARCO") and a syndicate of bank
                                           -----
lenders party thereto (the "APA Banks"); and
                            ---------

          WHEREAS, the parties wish to amend the Sale and Servicing Agreement to combine, for administrative convenience, the Reserve Account and the Collection Account and in the other respects hereinafter provided.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.        SECTION   Defined Terms.
                    -------------
2.
3.        "Effective Date" means the date of this Amendment, which shall not be
           --------------
a date prior to the date on which all conditions precedent to the effectiveness hereof, set forth in Section 5 hereof, shall have been satisfied.
4.
5. Unless otherwise defined herein, the terms used herein shall have the meanings assigned to such terms in Annex A to the Sale and Servicing Agreement.

1.        SECTION   Amendments to Sale and Servicing Agreement.  The Sale and
                    ------------------------------------------
Servicing Agreement is hereby amended as follows:
2.
          (A)  The reference to "three Business Days" in each of subparagraph
(i) and subparagraph (ii) of Section 3.2(a) shall be amended to "one (1) Business Day"; provided, however, that nothing contained herein is intended to
               -----------------
override the requirement set forth in Section 2.1 of the Funding Agreement that a request by the Borrower for a Eurodollar Funding be made at least three (3) Business Days in advance.

          (B) Subparagraph (xiv) of Section 3.2 shall be deleted in its entirety and shall be replaced by the following:

          (C) on each Receivables Sale Date after the Initial Receivables Sale Date, the Borrower shall transfer to the Funding Agent for deposit in the Collection Account for allocation to the Collection Account Reserve, the amount of the Collection Account Reserve Shortfall Amount, if any, required to be made in connection with such sale (provided, that such payment may be
                                              --------
     made by the Borrower out of the proceeds of the Funding made on such date);

          (D) The reference to "66 months" in subparagraph (ii) of Section 5.2(c) shall be amended to "78 months".

          (E)  Section 5.6 shall be amended by adding the following subparagraph
(v) thereto:

          (v)  Year 2000 Compliance.  The Servicer agrees that it is exercising
               --------------------
     reasonable best efforts to be Year 2000 Compliant, with respect to its own operations and those of its subsidiaries and other entities for which it acts as a servicer by June 30, 1999. The Servicer will promptly notify the Funding Agent in the event the Servicer discovers or determines that any computer application (including those of its suppliers, vendors and customers) (i) that is necessary for the origination, collection, management, or servicing of the Receivables will not be Year 2000 Compliant on or before June 30, 1999 and thereafter, or (ii) that is material to its or any of its subsidiaries' business and operations (other than as expressly described in clause (i)) will not be Year 2000 Compliant on a timely basis, except to the extent that, in the case of this clause (ii), such failure could not reasonably be expected (a) to have a material adverse effect on the Servicer or on the transactions contemplated by this Agreement, or (b) to result in a Termination Event.

          Further, the Servicer will deliver simultaneously with any quarterly or annual financial statements or reports to be delivered under the Agreement, a certificate signed by an Authorized Officer that no material event, problems or conditions have occurred which in the opinion of management would (i) prevent or materially delay the Servicer's plan to become Year 2000 Compliant or (ii) cause or be likely to cause the Servicer's representations and warranties with respect to being or becoming Year 2000 Compliant to no longer be true.

          (F)  The reference to "five (5) Business Days" in subparagraph (b) of
Section 5.9 shall be amended to "three (3) Business Days".

          (G)  Section 5.11(b) shall be amended by adding the following thereto:

          Notwithstanding anything to the contrary in this Section 5.11(b), from and after the date of Amendment No. 1 to this Agreement, the data integrity review referenced in this Section 5.11(b) shall be semi-annual with the report of the Independent Accountants due within 20 days following the end of each of the fourth and tenth months of each calendar year.

          (H) Subparagraph (a) of Section 6.1 shall be amended by adding the following thereto:

          Notwithstanding the foregoing, on the effective date of Amendment No. 1 to this Agreement, funds then on deposit in the Reserve Account shall be transferred to the Collection Account and, together with any additional funds required to be deposited by the Borrower on such date to achieve the Collection Account Reserve Minimum, shall constitute the initial Collection Account Reserve; and from and after such date, there shall be no requirement of a separate Reserve Account.

          (I) The first sentence of subparagraph (b) of Section 6.1 shall be deleted in its entirety and shall be replaced by the following:

          Funds on deposit in the Collection Account and/or any other account established pursuant to Section 6.1(f)(i) (each such account, a "Pledged
                                                                      -------
     Account"), in excess of $25,000 shall be invested by the Funding Agent in
     -------
     Eligible Investments selected by the Funding Agent in its discretion among Eligible Investments specified in standing written instructions of the Borrower, or, in the absence of such instructions, solely in the discretion of the Funding Agent.

          (J) Section 6.2 shall be deleted in its entirety and shall be replaced by the following:

          SECTION 6.2  Collection Account Reserve.
                       --------------------------

          (a) On the effective date of Amendment No. 1 to this Agreement, the Funding Agent shall transfer any amounts then on deposit in the Reserve Account to the Collection Account for allocation to the Collection Account Reserve, and the Borrower shall transfer to the Funding Agent for deposit in the Collection Account any additional amount necessary to achieve the Collection Account Reserve Minimum.

          (b)  At all times during the term of the Facility, the Borrower shall
     maintain the Collection Account Reserve Minimum.   In the event that the
     Collection Account Reserve shall fall below the Collection Account Reserve Minimum, then, as promptly as possible and in no event later than five Business Days following such event (or, if sooner, the next contemplated Funding Date pursuant to the Funding Agreement), the Borrower shall pay to the Funding Agent, for deposit in the Collection Account and allocation to the Collection Account Reserve, the amount of any such shortfall in immediately available funds (such amount, the "Collection Account Reserve
                                                    --------------------------
     Shortfall Amount"; it being understood that the deposit of any required
     ----------------
     Collection Account Reserve Shortfall Amount by the Borrower shall be a condition precedent to the occurrence of any Funding on such contemplated Funding Date).

          (c) Prior to the occurrence of a Termination Event or the Commitment Expiry Date (or the occurrence and continuation of a Pool Seasoning Event), on any Distribution Date, after application of Available Funds as set forth in clauses (i) through (xii) of Section 6.8(a) hereof, funds on deposit in the Collection Account that are allocated to the Collection Account Reserve and that are in excess of the higher of (i) the Collection Account Reserve Minimum and (ii) 6.00% of the VFN Balance, shall be available for distribution to the Borrower in accordance with Section 6.8(a) hereof. Further, in connection with an Optional Prepayment of the VFN (as described in Section 2.1(f) of the Funding Agreement), and after payment of (i) all obligations to PARCO required in connection with such prepayment and (ii) all other costs and expenses related to such prepayment (and provided that no Termination Event is then in existence, that no Pool Seasoning Event is or would be in existence after giving effect to such Optional Prepayment and that the Commitment Expiry Date has not occurred), then, funds on deposit in the Collection Account that are allocated to the Collection Account Reserve and that are in excess of the Collection Account Reserve Minimum may be released to the Borrower in an amount determined as follows: the product of (A) the Collection Account Reserve and (B) a fraction, the numerator of which is the Principal Balance of Receivables released in connection with the prepayment that had been included in the Pool Balance, and the denominator of which is the Pool Balance before giving effect to the prepayment; provided, that the Collection Account Reserve shall be
                     --------
     maintained in an amount at least equal to the Collection Account Reserve Minimum after such distribution.

          Following the occurrence of a Termination Event, all amounts allocated to the Collection Account Reserve shall be applied in accordance with
     Section 6.8(a).

          (K) Section 6.6 shall be deleted in its entirety and shall be replaced by the following:

          SECTION 6.6  Application of Funds From the Collection Account Reserve;
                       ---------------------------------------------------------
     Special Withdrawals from the Collection Account.
     -----------------------------------------------

          (a) In the event that the Servicer's Determination Date Certificate with respect to any Determination Date shall state that the amount of the Available Funds with respect to such Determination Date is less than the sum of the amounts payable on the related Distribution Date pursuant to clauses (i) through (xii) of Section 6.8(a) (such amount, an "Available
                                                                   ---------
     Funds Deficiency"), then, on the Business Day preceding the related
     ----------------
     Distribution Date, the Funding Agent shall allocate to the payment of such amounts an amount equal to such Available Funds Deficiency, to the extent that funds are available, from the Collection Account Reserve.

          (b) Notwithstanding anything in this Agreement or any other Basic Agreement to the contrary, to the extent that PARCO (or the Administrative Agent on its behalf) notifies the Funding Agent with respect to any date other than a Distribution Date that PARCO has insufficient funds on hand to pay any portion of the Carrying Costs representing Accrued Discount payable on such date, then the Funding Agent may immediately withdraw the necessary amount from the Collection Account, including, if necessary, from the Collection Account Reserve, and make available such amounts for distribution to PARCO on such date. The Funding Agent shall give notice to the Borrower and the Servicer by telephone as promptly as practicable and in any event no later than the Business Day following such withdrawal, such notice to be promptly confirmed in writing.

          (L) Clause (v)(A) of Section 6.8(a) is hereby amended by restating the parenthetical clause therein as follows:

          (After giving effect, in the case of Accrued Discount, to any portion thereof paid since the previous Distribution Date, whether from the proceeds of newly issued Commercial Paper, or as contemplated by
          Section 6.6(b) hereof)

          (M) Subparagraph (x) of Section 6.8(a) shall be deleted in its entirety and shall be replaced by the following:

          (x) prior to the occurrence of the Commitment Expiry Date, a Termination Event, or the occurrence and continuation of a Pool Seasoning Event, the balance, if any, will first be allocated to the Collection Account Reserve, until the Collection Account Reserve is equal to the greater of (i) 6.00% of the VFN Balance and (ii) the Collection Account Reserve Minimum;

          (N) Section 8.1 shall be amended by adding the following as subparagraph (x):

          (x)  Year 2000 Compliance.  The Servicer has (i) initiated a review
               --------------------
     and assessment of all areas within its and each of its subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem"
                                                         -----------------
     (that is, the risk that computer applications used by the Servicer or any of its subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and
     (iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, the Servicer believes that all computer applications (including those of its suppliers, vendors and customers) that are material to its or any of its subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so
             -------------------
     could not reasonably be expected (a) to have a material adverse effect on the Servicer or on the transaction documented under this Agreement, or (b) to result in a Termination Event.

          The Servicer (i) has completed a review and assessment of all computer applications (including, but not limited to those of its suppliers, vendors, customers and any third party servicers), which are related to or in-volved in the origination, collection, management or servicing of the Receivables and (ii) has determined that such origination, collection, management or servicing applications are Year 2000 Compliant or will be Year 2000 Compliant on or before June 30, 1999 and thereafter.

     The costs of all assessment, remediation, testing and integration related to the Servicer's plan for becoming Year 2000 Compliant will not have a material adverse effect on the financial condition or operations of the Servicer.

          SECTION 3.  Amendments to Schedule B.  Schedule B is hereby amended by
                      ------------------------
deleting from each of clauses (h)(i) and (h)(ii) thereof the number "60", and substituting therefor the number "72"; and from and after the Effective Date, unless the context otherwise requires, any reference to Schedule B in any Basic Agreement, and any statement of representations or warranties that incorporates such Schedule B, shall mean Schedule B as hereby amended.

          SECTION 4.  Amendments to Annex A.  Annex A is hereby amended as
                      ---------------------
follows and a conformed copy of Annex A, as amended, is attached to this Amendment as "Amended Annex A" (and from and after the Effective Date, unless the context otherwise requires, any reference to Annex A in any Basic Agreement shall mean Annex A as hereby amended):

          (A) The following definitions shall be added by inserting the same in alphabetical order therein:

     Amendment No. 1 means Amendment No. 1, dated as of September 29, 1998, to
     ---------------
     the Sale and Servicing Agreement.

     Available Funds Deficiency has the meaning assigned in Section 6.6 of the
     --------------------------
     Sale and Servicing Agreement, as amended by Amendment No. 1.

     Collection Account Reserve means the amount from time to time allocated to
     --------------------------
     the Collection Account Reserve on the books and records of the Funding Agent, determined as follows (each Section reference in the following is a reference to a Section of the Sale and Servicing Agreement as amended by Amendment No. 1 thereto): (i) the amount of the Collection Account Reserve Minimum established on the Effective Date of Amendment No. 1 to the Sale and Servicing Agreement; plus (ii) each allocation to the Collection
                              ----
     Account Reserve pursuant to Section 6.8(a)(x); plus (iii) each allocation
                                                    ----
     of amounts deposited in the Collection Account as Collection Account Reserve Shortfall Amounts; minus (iv) each release of funds from the
                                -----
     Collection Account Reserve pursuant to Section 6.2(c); and minus (v) each
                                                                -----
     application of funds from the Collection Account Reserve pursuant to
     Section 6.6.

          Collection Account Reserve Minimum means $5,050,000.
          ----------------------------------

     Collection Account Reserve Shortfall Amount has the meaning assigned in
     -------------------------------------------
     Section 6.2(b) of the Sale and Servicing Agreement as amended by Amendment No. 1.

     Sale and Servicing Agreement means the Sale and Servicing
     ----------------------------
     Agreement, dated as of October 8, 1997 (together with the Schedules and Exhibits thereto, and together with Annex A, the schedule of defined terms, thereto), between the Borrower, the Seller and Servicer, the Funding Agent and the Backup Servicer, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

     "Securitization Trust" means any person (whether or not a subsidiary of
     --------------------
     AmeriCredit Corp.) established exclusively for the purpose of issuing securities in connection with any securitization of receivables arising from consumer installment sales contracts or loans, or residential mortgages, by AmeriCredit Corp. or certain of its subsidiaries, the obligations of which are without recourse to AmeriCredit Corp. or such subsidiaries.

     Year 2000 Compliant has the meaning assigned in Section 8.1(x) of the Sale
     -------------------
     and Servicing Agreement as amended by Amendment No. 1.

     Year 2000 Problem has the meaning assigned in Section 8.1(x) of the Sale
     -----------------
     and Servicing Agreement as amended by Amendment No. 1.

          (B) The definition of "Available Funds" is hereby amended by adding the following parenthetical clause thereto:

     (for the avoidance of doubt, "Available Funds" does not include funds allocated to the Collection Account Reserve).

          (C) Clause (v) of the definition of "Commitment Expiry Date" is hereby deleted in its entirety and the following substituted therefor:

     (v) September 28, 1999 (as may be extended for an additional 364 days from time to time in writing at the option of PARCO, the Funding Agent and the APA Banks).

          (D) The definition of "Eligible Investments" is hereby amended by deleting the following language from the last two lines thereof:

          "And that have at least 95 percent of their assets continuously invested in "exempted securities" within the meaning of the Securities Exchange Act of 1934, as amended."

          (E) The first sentence of the definition of "Excess Spread" shall be deleted in its entirety and shall be replaced with the following:

          Excess Spread means, with respect to the Receivables constituting the
          -------------
          Pool Balance, the Weighted Average Coupon thereof minus the sum of (i)
                                                            -----
          7.00% (representing the deemed maximum rate of interest under the Funding Agreement, after taking into account amounts payable to the Borrower pursuant to the Hedge Contract(s)); and (ii) 2.00% (representing the fees of the Servicer and other transaction fees and expenses).

          (F) The definition of "Facility Limit" is hereby amended by deleting the amount "$245,000,000" and substituting therefor, the amount "$505,000,000".

          (G) The definition of "Fee Letters" is hereby amended by deleting the words "dated as of October 8, 1997" and substituting therefor the following:
"dated on or about October 8, 1997".

          (H) The definition of "Interest Coverage Ratio" is hereby amended by deleting the first sentence thereof, and substituting the following therefor:

     Interest Coverage Ratio means, at any time, with respect to AmeriCredit
     -----------------------
          Corp., (a) the sum of EBIT and the excess cash flow generated by the Securitization Trusts less the non-cash gain on sale of Finance Contracts divided by (b) total interest expense.

          (I) The definition of "Minimum Excess Spread" is hereby amended by deleting the figure "9.50%" and substituting therefor, the figure 8.75%.

          (J) The definition of "Minimum Reserve Account Balance" is hereby deleted in its entirety .

          (K) The definition of "Net Investment" is hereby amended by inserting in the third line thereof after the words "Funding Agreement," and before the words "as such," the following: "as such amount may be increased by the amount of the Interest Component of Commercial Paper that is repaid on the maturity date thereof from the proceeds of newly issued Commercial Paper, and . . .".

          (L) The definition of "Pool Limitations" is hereby amended as follows:

          (i) by inserting in the second line thereof, following the word "criteria" and before the word "as", the following: "and other specified limits"; and

          (ii) by adding the following clause (iv) thereto:

               The Principal Balance of Receivables representing Contracts having an original maturity of more than 60 months shall not exceed 15% of the Pool Balance.

          (M) The definition of "Principal Collections" is hereby amended by adding the following parenthetical clause thereto:

          (for the avoidance of doubt, "Principal Collections" does not include funds allocated to the Collection Account Reserve).

          (N) The definition of "Receivables Sale Date" is hereby amended by deleting the words "once a week" and substituting therefor the words "twice a week".

          (O) The definition of "Reserve Account" is hereby deleted in its entirety.

          (P) The definition of "Reserve Account Initial Deposit" is hereby deleted in its entirety .

          (Q)  The definition of "Servicer's Determination Date Certificate" is
                                  -----------------------------------------
hereby amended by inserting the following, after the words "substantially in the form of Exhibit B thereto": "As such form may from time to time be revised by the Servicer with the approval of the Funding Agent to conform to amendments of the Basic Agreements or otherwise to clarify the required reporting."

          (R)  The definition of "Servicer's Receivables Sale Date Certificate"
                                  --------------------------------------------
is hereby amended by inserting the following, after the words "substantially in the form of Exhibit D thereto": "As such form may from time to time be revised by the Servicer with the approval of the Funding Agent to conform to amendments of the Basic Agreements or otherwise to clarify the required reporting."

          (S)  The definition of "Servicer's VFN Prepayment Date Certificate" is
                                  ------------------------------------------
hereby amended by inserting the following, after the words "substantially in the form of Exhibit B-1 thereto": "As such form may from time to time be revised by the Servicer with the approval of the Funding Agent to conform to amendments of the Basic Agreements or otherwise to clarify the required reporting."

          (T) The definition of "Servicing Fee Rate" is hereby amended by deleting the reference to the figure "2.25%" and substituting therefor the figure "1.75%".

          (U) The definition of "Subsequent Reserve Account Deposit" is hereby deleted in its entirety.

          (V) Clause (vi) of the definition of "Termination Event" is hereby amended by deleting the first two lines thereof and substituting the following therefor:

          The amount allocated to the Collection Account Reserve shall fall below the Collection Account Reserve Minimum and such deficiency shall remain...

          (W) Clause (x) of the definition of "Termination Event" is hereby deleted in its entirety and the following substituted therefor:

          The Interest Coverage Ratio of AmeriCredit Corp. computed on a trailing twelve month basis shall be less than 1.75 to 1.0 at any time and such failure shall continue for a period of 20 days;
          (X) The definition of "Total Investment" is hereby amended as follows:

          (i) by inserting in the fourth line thereof, after the words "may be" and before the words "reduced by", the following: "as such amount may be increased by the amount of the Interest Component of Commercial Paper that is repaid on the maturity date thereof from the proceeds of newly issued Commercial Paper, and . . ."; and

          (ii) by deleting the parenthetical clause contained therein and substituting the following therefor: "(including Discount on Commercial Paper)".

          (Y) The definition of "VFN Balance" is hereby deleted and the following substituted therefor:

     VFN Balance means the principal amount from time to time outstanding on
     -----------
     the VFN, which shall be increased by (i) the amount of each Advance made pursuant to the Funding Agreement, and (ii) the amount of each payment of the Interest Component on Commercial Paper that is made from the proceeds of the issuance of Commercial Paper, and which shall be decreased only by the application of principal payments.

          SECTION 5.  Conditions Precedent to Effectiveness of this Amendment.
                      -------------------------------------------------------
The effectiveness of this Amendment is subject to the following conditions precedent:

     the Borrower and the Funding Agent shall have received, satisfactory in form and substance to each of them, each of the documents, certificates and opinions set forth in Schedule 1 attached to this Amendment;

     without limiting the foregoing, the Funding Agent shall have received and found satisfactory in form and substance the Hedge Contract(s) to be effective as of the Effective Date which shall, among other things, (A) be in an aggregate notional amount equal to the Facility Limit; (B) be a 5.75% LIBOR cap with the entire consideration payable by the Borrower thereunder to be paid in full on the Effective Date; (C) provide for a term at least equal to the initial term of the Facility, with an amortization schedule in the event of a Termination Event or non-renewal of the Facility satisfactory to the Funding Agent and the Rating Agencies; and (D) provide for any payments by the Hedge Counterparty thereunder to be payable on the last Business Day of each calendar month; and

     the Collection Account Reserve Minimum, after taking into account the funds transferred to the Collection Account by the Funding Agent from the Reserve Account, shall have been received by the Funding Agent from the Borrower for deposit to the Collection Account and allocation to the Collection Account Reserve.

          SECTION 6.  Representations of Seller and Servicer.

          (a) The Seller hereby affirms that each representation and warranty made by it Section 7.1 of the Sale and Servicing Agreement is true and correct on the date hereof, with the same force and effect as if made on the date hereof, and that each of such representations and warranties made with respect to the Sale and Servicing Agreement remains true and correct with respect to said agreement as hereby amended.

          (b) The Servicer hereby affirms that: (i) each representation and warranty made by it in Section 8.1 of the Sale and Servicing Agreement is true and correct on the date hereof, with the same force and effect as if made on the date hereof, and that each of such representations and warranties made with respect to the Sale and Servicing Agreement remains true and correct with respect to said agreement as hereby amended; and (ii) no Termination Event or Potential Termination Event is in existence on the date of this Amendment.

          SECTION 7.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

          SECTION 8.  Governing Law.  This Amendment shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York.

          SECTION 9.  Severability of Provisions.  Any provision of this
                      --------------------------
Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 10. Captions.  The captions in this Amendment are for
                      --------
convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 11. Agreement to Remain in Full Force and Effect.   Except as
                      --------------------------------------------
expressly amended hereby, the Sale and Servicing Agreement shall remain in full force and effect and, as so amended, is hereby ratified, adopted and confirmed in all respects. From and after the Effective Date, all references in the Sale and Servicing Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Sale and Servicing Agreement in any other agreement or document shall be deemed to refer to the Sale and Servicing Agreement as amended hereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.


                                       CP FUNDING CORP.,
                                       as Borrower


                                       By  /s/
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       AMERICREDIT FINANCIAL SERVICES, INC.,
                                       as Seller


                                       By  /s/
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       AMERICREDIT FINANCIAL SERVICES, INC.,
                                       as Servicer


                                       By  /s/
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       THE CHASE MANHATTAN BANK,
                                       as not in its individual capacity, but
                                       solely as Backup Servicer


                                       By  /s/
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       THE CHASE MANHATTAN BANK,
                                       as Funding Agent on behalf of the Secured
                                       Parties


                                       By  /s/
                                         ---------------------------------------
                                         Name:
                                         Title:
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                                                                   Schedule 1 to
                                                          Amendment No. 1 to the
                                                    Sale and Servicing Agreement
                                                    ----------------------------

                             CONDITIONS PRECEDENT


          In addition to the receipt of documents and satisfaction of other conditions set forth in Section 5 of the Amendment No. 1 to the Sale and Servicing Agreement, the following shall have been delivered, and shall be satisfactory in form and substance, to the Funding Agent and the Borrower:

1.        A Borrower Officer's Certificate, including as attachments thereto:

          a. Resolutions of the Board of Directors of the Borrower duly authorizing the execution, delivery and performance by the Borrower of each of the Amendments to the Basic Agreements, as applicable, to which it is a party and any other documents executed by or on behalf of the Borrower in connection with the transactions contemplated thereby;

          b.   Certified Certificate of Incorporation of the Borrower; and

          c.   By-laws of the Borrower.

1. An Incumbency Certificate of the Borrower setting forth the names, titles and signatures of the officers of the Borrower who are authorized to execute documents, give instructions and otherwise to take actions in connection with the contemplated transactions.

1.        A Borrower Good Standing Certificate.

1.        AFS Officer's Certificate, including as attachments thereto:

          a. Resolutions of the Board of Directors duly authorizing the execution, delivery and performance by the Seller and the Servicer of each of the Amendments to the Basic Agreements, as applicable, to which each is a party and any other documents executed by or on behalf of the Seller and the Servicer in connection with the transactions contemplated thereby;

          b.   Certified Certificate of Incorporation; and

          c.   By-laws.
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1.        An Incumbency Certificate of AFS setting forth the names, titles and signatures of the officers of AFS who are authorized to execute documents, give instructions and otherwise take actions on behalf of AFS in connection with the contemplated transactions, in its roles as Seller and as Servicer.

1.        A Good Standing Certificate of AFS.

1. Opinions of special counsel to the Seller and the Borrower as to true sale and nonconsolidation matters.

1. An Opinion of special counsel to the Seller, the Servicer and the Borrower with respect to the validity and enforceability of certain transaction documents.

1. The Opinion of Chris A. Choate, General Counsel to AmeriCredit Corp., AFSI, and Borrower, with respect to corporate matters for each of the Seller, the Servicer and the Borrower.

1.        Rating Letters:

          a. Letter from each of Standard & Poor's and Moody's confirming PARCO's A-1/P-1 commercial paper ratings; and

          b.    Letter from Moody's confirming the VFN rating.